FMI Mutual Funds, Inc.

June 18, 2012

Supplement to the Prospectus
dated January 31, 2012

This Supplement to the Prospectus dated June 18, 2012 for the FMI Provident Trust Strategy Fund (the “Fund”), a series of FMI Mutual Funds, Inc. (the “Company”), updates the Prospectus to include the information described below.  For further information, please contact the Fund toll-free at 1-800-811-5311.

Fiduciary Management, Inc. (“FMI”), the investment adviser to the Fund, notified the Company’s Board of Directors that it wished to resign as the investment adviser to the Fund and that the Fund’s sub-adviser, Provident Trust Company (“Provident”), wished to become the successor investment adviser.  On June 15, 2012, the Company’s Board voted to approve Provident to replace FMI as adviser to the Fund, subject to shareholder approval.  The terms of the new investment advisory agreement for the Fund are substantially similar to those of the current investment advisory agreement, except for the name of the investment adviser, the date of effectiveness and initial term.  The Board also voted to approve new director nominees to the Board, changes to the Fund’s fundamental investment limitations and an amendment to the Company’s articles of incorporation, all subject to shareholder approval.

The Board of Directors also approved an amendment to the Company's articles of incorporation that would remove the word “FMI” in the name of the Company and the Fund, subject to shareholder approval of the new investment advisory agreement with Provident and the director nominees. Accordingly, effective September 1, 2012, subject to shareholder approval, the name of the FMI Provident Trust Strategy Fund will be the Provident Trust Strategy Fund and the name of the Company will be Provident Trust Mutual Funds, Inc.

A special shareholder meeting is scheduled to be held on Friday, August 24, 2012, at the offices of FMI.

 This Supplement is not a solicitation of a proxy from shareholders of the Fund. Shareholders are urged to read the definitive proxy statement when it becomes available because it will contain important information about the solicitation, including information regarding the participants in the solicitation and their direct or indirect interests in the solicitation.  Shareholders may obtain a copy of the definitive proxy statement (when available), free of charge, by writing to the Fund at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, or by calling the Fund toll-free at the number above.

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Investors Should Retain This Supplement for Future Reference